- Unrecognized Tax Benefits (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Summary of reconciliation of change in unrecognized tax benefits
Balance at beginning of year	$ 1,139	$ 1,149	$ 1,053
Additions based on tax positions	193	398	381
Reductions for tax positions of prior years	(349)	0	0
Reductions due to lapses of statutes of limitations	(204)	(408)	(285)
Balance at end of year	$ 779	$ 1,139	$ 1,149